EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I, Thomas W. Stoltz, Executive Vice President, and Chief Financial Officer of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:
1.	the Form 10-Q of the Company for the quarter ended August 4, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2007

/s/ Thomas W. Stoltz

Thomas W. Stoltz Executive Vice President Chief Financial Officer

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